FOREIGN CURRENCY TRANSLATION (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Foreign currency translation on
Property, plant and equipment, at fair value	$ (2,011)	$ (1,510)	$ (604)
Goodwill	(131)	(121)	(20)
Borrowings	975	436	(219)
Deferred income tax liabilities and assets	526	318	35
Other assets and liabilities	(6)	18	(32)
Foreign currency translation, net	$ (647)	$ (859)	$ (840)